                                                                   EXHIBIT 10.17



                          LOAN AND SECURITY AGREEMENT

       THIS LOAN AND SECURITY AGREEMENT ("Agreement") made and entered into as of the day of acceptance by and between the undersigned Debtor and BANK ONE, TEXAS, NATIONAL ASSOCIATION:

                              W I T N E S S E T H

       1.     DEFINITIONS. The following definitions shall apply:

              (a) "Accounts Advance Rate" shall mean the percentage of Eligible Accounts that may be used in determining the Borrowing Base. The Accounts Advance Rate for any month shall be the percentage set forth below opposite the applicable Dilution Percentage as calculated after the most recent field examination based on the twelve months ending with the most recent month for which Debtor's books were closed at the time of such field examination:

       Dilution Percentage  Accounts Advance Rate
       -------------------  ---------------------
       0 - 5.0%                    up to 85%
       5.1% - 8.0%                 up to 80%
       8.1% - 10.0%                up to 75%
       10.1% and higher            to be determined in Bank's sole discretion

              (b) "Adjusted Net Income" means, with respect to any period, net earnings (after reduction for federal income taxes allocated to Debtor pursuant to the tax sharing agreement with NRP Inc.) of the Debtor for such period, determined in accordance with GAAP, but excluding (i) any gain or loss arising from the sale of capital assets,
       (ii) any gain arising from any write-up of assets, (iii) earnings of any other Person, substantially all of the assets of which have been acquired by Debtor in any manner, to the extent that such earnings were realized by such other Person prior to the date of such acquisition,
       (iv) net earnings of any Person in which the Debtor has an ownership interest of less than 80%, unless such earnings have actually been received by Debtor in the form of cash distributions, (v) the earnings of any Person which was owned by Debtor but was disposed of (by merger, sale or otherwise) to a third party during such period (except that earnings actually distributed to Debtor prior to such disposition will not be excluded) and (vi) any gain arising from the acquisition of any securities or any indebtedness of Debtor.

              (c) "Affiliate" shall mean any individual or entity directly or indirectly controlling, controlled by, or under common control with, or otherwise related to Debtor or any Obligated Party and shall include but not be limited to any partnership, joint venture, joint stock company, corporation, parent company or subsidiary or other company or person in which any Obligated Party or any person related to any Obligated Party by blood, adoption or marriage no more





LOAN AND SECURITY AGREEMENT - PAGE 1
       remotely than two degrees of relationship shall own, directly or indirectly, of record or beneficially, or hold, directly or indirectly, the power to control the vote of, more than 10% of the voting stock of, or other equity interest in, such entity.

              (d) "Bank" shall mean BANK ONE, TEXAS, NATIONAL ASSOCIATION, of Dallas, Texas, whose mailing address is 1717 Main Street, Dallas, Texas 75201.

              (e) "Borrower" shall mean Debtor and any person or entity specified in Addendum I attached hereto and incorporated herein by reference, or any of them.

              (f) "Borrowing Base" shall mean, as of any date of determination, the LESSER of (i) the sum of (1) the product of (A) the Accounts Advance Rate and (B) Debtor's Eligible Accounts, less (2) the Reserve, all determined as of such date of determination, or (ii) $15,000,000.

              (g) "Capital Expenditure" means any expenditure or liability (other than capitalized interest) by or of Debtor for fixed or capital assets which would be capitalized in accordance with GAAP.

              (h) "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

              (i) "Collateral" shall mean all that certain property described in Addendum II attached hereto and incorporated herein by reference.

              (j) "Contract Rate" shall mean a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate (the "Base Rate") of interest as established from time to time by the Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers), plus (ii) one-half of one percent (0.50%) per annum.

              (k) "Debtor" shall mean Advanced Telemarketing Corporation, a corporation organized and existing under the laws of the State of Nevada, whose chief executive office is located at 800 1 Bent Branch Drive Irving, Texas 75063.

              (l) "Default" means any of the events specified in Section 16, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

              (m) "Default Rate" shall mean at the time in question a per annum rate equal to the lesser of (i) the Base Rate then in effect plus three percent (3.0%) per annum or (ii) the Maximum Rate.





LOAN AND SECURITY AGREEMENT - PAGE 2

              (n) "Dilution Percentage" means, as of any date of determination, the ratio of (i) all non-cash credits given by Debtor to account debtors or obtained by account debtors during the 12-month period ending with the most recent month for which Debtor's books were closed at the date of determination to (ii) the aggregate face amount of all accounts receivable generated during such 12-month period.

              (o) "Dividends" means, in respect of any corporation, cash distributions or dividends or any other distributions of property on, or in respect of, any class of capital stock of such corporation, except for distributions made solely in shares of stock of the same class.

              (p) "Eligible Accounts" shall mean, as of any date, all accounts receivable of Debtor arising from the rendering of services by Debtor other than the following: (a) each account that is unpaid more than 90 days after the original invoice date, (b) an account which is not due and payable within thirty (30) days after its invoice date; (c) all accounts owing by a single account debtor if twenty-five percent (25%) or more of the then balance owing by said account debtor is ineligible pursuant to clause (a) and/or (b) above; (d) accounts with respect to which the account debtor is a shareholder, director, officer, employee or agent of the Debtor, Guarantor or any Subsidiary of the Guarantor or Debtor or is a Parent, a Subsidiary or an Affiliate of the Guarantor or any Subsidiary of the Guarantor; (e) accounts with respect to which payment by the account debtor is or may be conditional or accounts of a similar or like arrangement; (f) accounts with respect to which the account debtor is not a resident or citizen of or otherwise located in the continental United States of America, or with respect to which the account debtor is not subject to service of process in the continental United States of America, unless such account is backed in full by an irrevocable letter of credit in the form and substance satisfactory to the Bank issued by a domestic commercial bank acceptable to the Bank or backed by acceptable export insurance; (g) accounts in excess of a total amount of One Hundred Thousand Dollars ($100,000) (for all government accounts) with respect to which the account debtor is the United States of America, any state of the United States or any other governmental body or any department, agency or instrumentality of any of the foregoing unless such accounts are duly assigned to the Bank in compliance with all applicable governmental requirements (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that the Bank is recognized by the account debtor to have all of the rights of an assignee of such accounts; (h) accounts with respect to which Debtor is or may become liable to the account debtor for goods sold or services rendered or deposits received by such account debtor to Debtor, but only to the extent of Debtor's then aggregate liability to such account debtor (i.e. the excess of the aggregate face amount of accounts of such account debtor to the Debtor over the aggregate liability of Debtor to such account debtor shall constitute an Eligible Account unless otherwise excepted under the terms of this section); (i) accounts with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the account debtor thereof (notwithstanding the foregoing, Debtor may include as eligible accounts on the fifteenth of each month through the last day of the month, amounts representing services rendered to AT&T but as yet unbilled ("unbilled AT&T accounts"), reduced by an amount equal to the sum of amounts due by Debtor to AT&T for services rendered but not yet





LOAN AND SECURITY AGREEMENT - PAGE 3
       billed and unpaid amounts billed to Debtor by AT&T (collectively, "AT&T payable"); (j) accounts which are not invoiced (and dated as of such date) and sent to the account debtor thereof concurrently with or not later than forty (40) days after the performance of the services giving rise thereto; (k) accounts as to which the Bank, at any time or times hereafter, determines, in good faith, that the prospect of payment or performance by the account debtor is or will be impaired in any material respect; (1) accounts of an account debtor to the extent, but only to the extent, that the same exceed a credit limit determined by the Bank in its reasonable discretion, at any time or times hereafter; (m) accounts with respect to which the account debtor is located in the State of New Jersey, the State of Minnesota or the State of Indiana; provided, however, that such restriction shall not apply if Debtor (i) has filed and has effective (A) in respect of account debtors located in the State of New Jersey, a Notice of Business Activity Report with the New Jersey division of Taxation for the then current year, (B) in respect of account debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year or (C) in respect of account debtors located in the State of Indiana, a Business Activities Report with the Indiana Department of Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s); (n) accounts which are not subject to a first priority perfected security interest in favor of the Bank; and (o) that portion of an account balance owed by a single account debtor which exceeds fifty (50%) of total accounts receivable otherwise deemed eligible here under, unless waived in writing by Bank.

              (q) "Equipment Term Loan" shall have the meaning given to it in Section 3 hereof

              (r) "Debt Service Ratio" means, as of any date of determination, the ratio of (i) Adjusted Net Income for the three month period ending on the date of determination (the "Applicable Period"), plus depreciation and amortization deducted in determining such Adjusted Net Income, plus taxes deducted in determining such Adjusted Net Income to (ii) the sum of taxes deducted in determining Adjusted Net Income for the Applicable Period, plus regularly scheduled, current maturities of the principal of Funded Debt for the Applicable Period, plus unfinanced Capital Expenditures; provided, however, that for purposes of the Debt Service Ratio, all indebtedness outstanding hereunder as Revolving Loans shall be excluded from Funded Debt.

              (s) "Funded Debt" means, as of any date, the sum of the following (without duplication) for the Debtor: (i) the aggregate of all indebtedness for borrowed money of the Debtor as of such date, other than current liabilities, (ii) all indebtedness which would be classified as "funded indebtedness" or "long-term indebtedness" (or other similar classification) on a balance sheet of the Debtor prepared as of such date in accordance with GAAP, (iii) the aggregate of all indebtedness of the Debtor outstanding under any revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such indebtedness is created within one





LOAN AND SECURITY AGREEMENT - PAGE 4
       year of the expiration of such agreement and (iv) the amount of all obligations in respect of capital leases of the Debtor booked in accordance with GAAP.

              (t) "GAAP" means generally accepted accounting principles and practices, consistently applied.

              (u) "Interest Coverage Ratio" means, as of any date of determination, the ratio of (i) Adjusted Net Income for the 12-month period ending on the date of determination (the "Period"), plus interest expense deducted in determining such Adjusted Net Income, to (ii) the sum of interest expense deducted in determining Adjusted Net Income for the Period.

              (v)    "Leasing" means Banc One Leasing Corporation.

              (w) "Loan Documents" shall mean this Agreement and all other documents and instruments executed in connection herewith (including without limitation, all documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the indebtedness created or arising hereunder).

              (x)    "Maturity Date" shall mean January 31, 1999.

              (y) "Maximum Rate" shall mean at any particular time in question the maximum rate of interest which, under applicable law (including federal laws), may then be charged on the sums advanced hereunder.

              (z) "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Obligations.

              (aa) "Obligations" shall mean (i) all loans or other advances made by Secured Party to Borrower pursuant to this Agreement or otherwise; (ii) all future advances or other value, of whatever class or for whatever purpose, at any time hereafter made or given by Secured Party to Borrower, whether or not the advances or value are given pursuant to commitment and whether or not Borrower is indebted to Secured Party at the time of such advance; (iii) any and all other debts, liabilities and duties of every kind and character of Borrower to Secured Party, whether now or hereafter existing, and regardless of whether such present or future debts, liabilities or duties are direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future debts, liabilities or duties may, prior to their acquisition by Secured Party, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Secured Party in a transaction with one other than Borrower (it being contemplated that Secured Party may make such acquisitions from others), howsoever such indebtedness shall arise or be incurred or evidenced; (iv) interest on all of the debts, liabilities and duties set forth in (i), (ii) and (iii) above;
       (v) all obligations and liabilities of Borrower to Leasing, now existing or hereafter incurred (but not including any obligations or liabilities acquired from third parties); and (vi)





LOAN AND SECURITY AGREEMENT - PAGE 5
       any and all renewals and extensions of such debts, liabilities and duties set forth in (i), (ii), (iii) (iv) and (v) above, or any part thereof

              (bb) "Person" means an individual, corporation, partnership, joint venture, association, governmental entity, court or any other entity.

              (cc) "Reserve" at any time shall mean an amount from time to time established in good faith by Secured Party in its discretion as a reserve in reduction of the Borrowing Base in respect of probable contingencies or other potential factors which, in the event they should occur, could adversely affect or otherwise reduce the anticipated amount of timely collections in payment of Eligible Accounts. The "Reserve," if any from time to time, does not represent cash funds.

              (dd)   "Revolving Line" means $15,000,000.

              (ee) "Revolving Loans" shall mean all loans and advances made by Secured Party to Debtor pursuant to Section 2 herein.

              (ff) "Secured Party" shall mean the Bank, and its successors and assigns, including specifically, any party to whom the Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

              (gg) "Subordinated Debt" means such indebtedness of Debtor to NRP Inc. that is subordinated to the Obligations pursuant to a subordination agreement between Secured Party and NRP Inc. in form and substance acceptable to Secured Party.

              (hh) "Tangible Leverage Ratio" means the ratio of Total Liabilities to Tangible Net Worth.

              (ii) "Tangible Net Worth" means, as of any date, the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a balance sheet of the Debtor prepared as of such date in accordance with GAAP, less the aggregate book value of intangible assets shown on such balance sheet, plus Subordinated Debt as of such date, plus cash or cash equivalent collateral in which Secured Party has a first priority, perfected security interest to secure the guarantee of NRP Inc.

              (jj) "Term Contract Rate" shall mean a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate as established from time to time by the Bank, plus (ii) three-quarters of one percent (0.75%) per annum.





LOAN AND SECURITY AGREEMENT - PAGE 6

              (kk) "Total Liabilities" means, as of any date, Funded Debt, plus, without duplication, current liabilities, plus all other liabilities which would be reflected on a balance sheet prepared in accordance with GAAP, of the Debtor, less Subordinated Debt.

All words and phrases used herein which are expressly defined in Section 1.201 or in Chapter 9 of the Code shall have the meaning provided for therein. Other such words and phrases defined elsewhere in the Code shall have the meanings specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9.

       2. REVOLVING LOANS. Subject to the terms and provisions hereof and provided that no Default or Event of Default has occurred and is continuing and that the aggregate principal outstanding on the Revolving Loans does not then exceed the Borrowing Base, Secured Party shall, from time to time, make loans to Debtor secured by the Collateral and evidenced by one or more promissory notes in the form of Exhibit A hereto. The maximum aggregate principal balance outstanding at any one time under this Section 2 shall not exceed the Borrowing Base as then determined by the Bank in its sole reasonable discretion. Unless accelerated in accordance with the terms hereof, all outstanding principal and unpaid accrued interest constituting Revolving Loans shall be due and payable in full on the Maturity Date.

       3. EQUIPMENT TERM LOAN. Subject to the terms and conditions hereof, Secured Party agrees to lend to Debtor in a single advance on the closing the amount of $1,000,000.00 (the "Equipment Term Loan"). The Equipment Term Loan shall be secured by the Collateral and evidenced by a promissory note in the form of Exhibit B hereto. Unless accelerated in accordance with the terms hereof, the principal of the Equipment Term Loan shall be due and payable in equal, consecutive monthly payments, based on a 36 month amortization, on the first business day of each month, commencing on March 1, 1996 and continuing each month thereafter, and in one final payment of all outstanding principal on the earlier of (i) the Maturity Date, (ii) the termination of this Agreement pursuant to Section 19 hereof or (iii) the date that Secured Party demands payment of the Revolving Loans pursuant to Section 17 hereof.

       4. SECURITY INTEREST. As security for all Obligations, Debtor, for value received, hereby grants to Secured Party for itself and as agent for Leasing a continuing security interest in the Collateral. Each of Secured Party and Leasing may hold for security any property, securities, guaranties or monies of Debtor which may at any time come into the possession of either Secured Party or Leasing and may apply same or the proceeds thereof to payment of any Obligations, as the Secured Party shall elect, which at the time of application are owing to Secured Party and/or Leasing, subject to the provisions of Section 10 hereof respecting amounts in the Special Account. To the extent that a security interest





LOAN AND SECURITY AGREEMENT - PAGE 7

Default has occurred and is continuing and no event of default has occurred and is continuing under any agreement between Debtor and Leasing evidencing or relating to any of the Obligations of Debtor to Leasing, the security interest granted herein shall terminate upon the later of (i) the repayment and satisfaction in full of all Obligations, other than the Obligations of Debtor to Leasing described in clauses (v) and (vi) of Section 1(aa) and (ii) the termination of all commitments of Secured Party to lend to Debtor.

       5. INTEREST. (a) Revolving Loans. Debtor agrees to pay, in addition to all other amounts payable hereunder, interest on the principal amount of all sums now or hereafter loaned or advanced by Secured Party to Debtor hereunder as Revolving Loans, irrespective of whether such indebtedness of Debtor to Secured Party be evidenced by promissory notes, drafts, acceptances or otherwise, at a fluctuating rate per annum from the date any such indebtedness is created in favor of Secured Party until maturity, which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Contract Rate, each change in the rate to be charged hereunder to be effective without notice to Debtor on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on the Revolving Loans to be limited to the Maximum Rate as provided in (a) preceding, then any subsequent reduction in the Contract Rate shall not reduce the rate of interest on the Revolving Loans below the Maximum Rate until the total amount of interest accrued on the Revolving Loans equals the amount of interest which would have accrued thereon if the rate specified in (b) preceding had at all times been in effect.

       (b) Equipment Term Loan. Debtor agrees to pay, in addition to all other amounts payable hereunder, interest on the principal amount of all sums now or hereafter loaned or advanced by Secured Party to Debtor hereunder as Equipment Term Loan, irrespective of whether such indebtedness of Debtor to Secured Party be evidenced by promissory notes, drafts, acceptances or otherwise, at a fluctuating rate per annum from the date any such indebtedness is created in favor of Secured Party until maturity, which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Term Contract Rate, each change in the rate to be charged hereunder to be effective without notice to Debtor on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Term Contract Rate shall exceed the Maximum Rate, thereby causing the interest on the Equipment Term Loan to be limited to the Maximum Rate as provided in (a) preceding, then any subsequent reduction in the Term Contract Rate shall not reduce the rate of interest on the Equipment Term Loan below the Maximum Rate until the total amount of interest accrued on the Equipment Term Loan equals the amount of interest which would have accrued thereon if the rate specified in (b) preceding had at all times been in effect.

       (c) General. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum. Interest accrued hereunder shall be payable monthly on the first day of each calendar month. To the extent that any interest, whether due under the Revolving Loans or the Equipment Term Loan, is not paid on the first day of each month, Secured Party may, at its option, add such accrued interest to the principal indebtedness due by Debtor under the Revolving Loans. After the occurrence and during the continuance of an Event of Default,





LOAN AND SECURITY AGREEMENT - PAGE 8
the outstanding principal balances of the Revolving Loans and the Equipment Term Loan shall bear interest from the date of maturity thereof until paid at a rate of interest equal to the Default Rate. Notwithstanding any provisions contained in this Agreement or in any of the other Loan Documents, the Secured Party shall never be entitled to receive, collect or apply, as interest on the indebtedness arising hereunder, any amount in excess of the Maximum Rate and, in the event the Secured Party ever receives, collects or applies as interest any such excess, such amount which could be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness arising hereunder, and, if the principal balance of such indebtedness is paid in full, any remaining excess shall forthwith be paid to Debtor. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Debtor and the Secured Party shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third party expense, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received.

       6. ORIGINATION FEE. In consideration of the financial accommodations granted by Secured Party to Debtor hereunder, Debtor agrees to pay Secured Party a fee equal to $88,000.00, $44,000.00 of which shall be paid to Secured Party upon the execution of this Agreement and the remaining $44,000.00 of which shall be paid to Secured Party on or before the first anniversary of this Agreement.

       7. UNUSED FACILITY FEE. Debtor agrees to pay to Secured Party an unused facility fee equal to one-quarter percent (0.25%) per annum of the average daily unused portion of the Revolving Line in effect from time to time, payable quarterly in arrears, beginning March 31, 1996 and continuing on each December 31, March 31, June 30 and September 30 thereafter during the term of this Agreement and upon the termination hereof.

       8. CONDITIONS TO CLOSING. Prior to or simultaneous with the execution and delivery hereof and as conditions precedent to the obligation of Bank to make any loan hereunder, Debtor shall deliver, or cause to be delivered, to Bank, the following, all in form and substance satisfactory to Bank and its counsel or the following shall be fulfilled to the satisfaction of Bank, as the case may be:

              (a) A revolving loan note in the form of Exhibit A, executed by Debtor;

              (b) An equipment term note in the form of Exhibit B executed by Debtor;

              (c) An unlimited and unconditional guaranty of all Obligations executed by NRP Inc.;

              (d) A capital maintenance agreement and a subordination agreement executed by NRP Inc.;





LOAN AND SECURITY AGREEMENT - PAGE 9

              (e) Executed copies of all documents representing or executed in connection with the Subordinated Debt;

              (f) Evidence that the Borrowing Base exceeds the aggregate outstanding balance of Revolving Loans after the effectiveness of this Agreement by at least $250,000.00;

              (g) An opinion of legal counsel for Debtor satisfactorily addressing such matters as may be required by Bank and its counsel;

              (h) A copy of the articles of incorporation, and all amendments thereto, of Debtor, accompanied by the certificate of the Secretary of State of the State of Nevada bearing a date no more than thirty (30) days prior to the date hereof, to the effect that each such copy is correct and complete and that Debtor is a corporation duly incorporated and validly existing in such state, and certified by the corporate secretary of Debtor dated the date hereof, as being correct and complete as of the date hereof;

              (i) Certification by the Comptroller of the State of Texas bearing a date no more than thirty (30) days prior to the date hereof, to the effect that Debtor is in good standing with respect to payment of franchise and similar taxes;

              (j) A copy of the bylaws, and all amendments thereto, of Debtor accompanied by a certificate from Debtor's corporate secretary, dated the date hereof, to the effect that such copy is correct and complete as of the date hereof;

              (k) A copy of the certificate of merger of American Telesales Corporation into Debtor, issued by the Nevada Secretary of State;

              (l) Certification of incumbency of all officers of Debtor executed by the president or vice president and by the corporate secretary of Debtor, as of the date hereof, certifying the name and signature of each such officer;

              (m) A copy of corporate resolutions of Debtor approving this Agreement, authorizing the transactions contemplated hereby, and authorizing and directing a named officer or officers of Debtor to sign and deliver all Loan Documents to be executed by Debtor, duly adopted by Debtor's board of directors, accompanied by the certificate of the corporate secretary, dated the date hereof, that such copy is a true and complete copy of resolutions duly adopted by the board of directors, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the date hereof;

              (n) All financing statements required by Secured Party in connection with perfection of Secured Party's and Leasing's security interest in the Collateral and all termination statements and other amendments to financing statements required by Secured Party to make Secured Party's and/or Leasing's security interest in the Collateral a first priority security interest;





LOAN AND SECURITY AGREEMENT - PAGE 10

              (o) Evidence of insurance in compliance with the requirements of Section 13(g) and such loss payable endorsements as may be required by Secured Party;

              (p) Executed landlord's waivers and consents for each location leased by Debtor; and

              (q) Such other agreements, instruments, certificates and financing statements as Secured Party may request in order to perfect or protect its interests and rights in the Collateral and under the Loan Documents.

       9. ASSIGNMENT OF ACCOUNTS. The execution and delivery of this Agreement, to the extent that a security interest in the accounts of Debtor is granted to Secured Party, shall constitute, with respect to the accounts hereby assigned and pledged, an agreement, representation and warranty by Debtor to Secured Party that, except for the security interest of Secured Party and Leasing therein:

              (a) Debtor is the sole owner of and has full unrestricted power and right to assign and pledge such accounts free from any lien, security interest or encumbrance.

              (b) Each account is in existence, unconditional and valid, and arose from a bona fide outright sale of personal property usually sold by Debtor, or for services usually performed by Debtor, in the ordinary course of its business, for liquidated amounts and maturing as set forth on its face and that such personal property has been shipped to respective account debtors or such services have been performed for respective account debtors.

              (c) No account is subject to any sale, assignment, claim or security interest of any character and Debtor will not make any sale or other assignment thereof or create any other security interest therein.

              (d) Other than accounts where AT&T is the account debtor, no account is subject to any claim for credit, deduction, allowance or adjustment by an account debtor, or to any defense, dispute, setoff or counterclaim; there is no extension or indulgence with respect to any account.

       10. ESTABLISHMENT OF LOCK BOX. To the extent that a security interest in the accounts of Debtor is granted to Secured Party and so long as this Agreement shall be in effect or any Obligations shall be outstanding, Debtor agrees that, at the request of Secured Party, all sums payable by any account debtor to Debtor in payment or on account of any of Debtor's accounts shall be deposited in a special bank account ("Special Account") established pursuant to Secured Party's standard form of Lock Box Agreement ("Lock Box Agreement") and maintained with Secured Party in the name of Debtor, marked "Special Account," over which Secured Party alone has power of withdrawal. Such sums shall be deposited in the form received, except for the endorsement of Debtor where necessary to permit collection of items, which endorsement Debtor agrees to make, and which Secured Party is also hereby authorized to make on Debtor's behalf. The funds in the Special Account shall be held by





LOAN AND SECURITY AGREEMENT - PAGE 11

Secured Party as security for payment of the Obligations. Debtor hereby agrees, at the request of Secured Party, immediately upon receipt of checks, drafts, cash and other remittances in payment of or on account of any of Debtor's accounts, to immediately deposit all of the same into the Special Account. Debtor hereby also agrees, upon request by Secured Party, to notify all of Debtor's present and future account debtors to send any and all of their sums payable in payment of or on account of their accounts payable to Debtor to the address indicated in the Lock Box Agreement. Secured Party is authorized, empowered and directed to apply any and all funds in the Special Account (i) toward the payment of the outstanding principal amount of, and accrued interest on, the Revolving Loans and any other amounts then due and payable to Secured Party, at any time when no Event of Default has occurred and is continuing, and
(ii), after the occurrence and during the continuance of an Event of Default, toward, in Secured Party's sole and absolute discretion, the payment of the outstanding principal amount of, and accrued interest on, any of the Obligations, with any balance remaining after payment in full of the Obligations to be held by Secured Party, subject to the written instructions of Debtor. Any credit balance in the Special Account will not bear interest but may be withdrawn by Debtor if (i) there is no outstanding principal or accrued and unpaid interest on the Revolving Loans and no other Obligations are then due and payable and (ii) no Event of Default has occurred and is continuing.

       11. ESTABLISHMENT OF BLOCKED ACCOUNT. To the extent that a security interest in the accounts of Debtor is granted to Secured Party and so long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees that, at the request of Secured Party, all funds payable by any account debtor to Debtor in payment or on account of any of Debtor's accounts shall be deposited in a special deposit account ("Blocked Account") of Debtor set up in a bank(s) acceptable to Secured Party. Such Blocked Account shall be established pursuant to a tri-party agreement among Debtor, Secured Party, and such bank ("Blocked Account Agreement"), in form and substance satisfactory to Secured Party, which Blocked Account Agreement shall include the following provisions:

              (a) Agreement by Debtor that it has no power of withdrawal over the funds in the Blocked Account;

              (b) Agreement by the bank that it shall neither claim nor exercise any right of offset or banker's lien against the funds in the Blocked Account;

              (c) Waiver and release by the bank to Secured Party of any right or claim which such bank may have in or to the funds in the Blocked Account;

              (d) Agreement by the bank to forward daily to Secured Party by wire transfer (or by such other manner of transfer acceptable to Secured Party) to Debtor's Special Account or such other account in Secured Party as shall be designated by Secured Party, all collected funds in the Blocked Account;





LOAN AND SECURITY AGREEMENT - PAGE 12

              (e) Assignment and pledge by Debtor to Secured Party, as additional collateral security for the Obligations, of all funds in the Blocked Account, and direction by Debtor to the bank (i) to hold such funds as bailee for Secured Party, and (ii) to distribute the funds daily to Secured Party in the manner specified above in Subsection 10(d),

              (f) Agreement by Debtor to pay directly to bank all costs and expenses associated with the Blocked Account; and

              (g) Agreement by Debtor that it may unilaterally neither terminate the Blocked Account nor terminate the Blocked Account Agreement.

All funds forwarded to Secured Party from such Blocked Account pursuant to this Section shall be applied as set forth above in Section 10. The provisions of this Section are in addition to and not in limitation of the provisions of
Section 10.

       12. OTHER REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Secured Party that:

              (a) Debtor is conducting, transacting, and carrying on its business under the name shown above, or such other names as may be specified in Addendum III attached hereto and incorporated herein by reference, and is not engaged in business under any other name: and Debtor's chief executive office is that set forth in Section 1(k) above, at which office Debtor keeps, and will continue to keep, its records concerning accounts. Debtor will promptly notify Secured Party in writing of any change in (i) the name of Debtor or any of the names under which it is carrying on its business as specified on Addendum III attached hereto, (ii) the address of Debtor, (iii) Debtor's primary place of business, (iv) the location of the office where records concerning accounts are kept, (v) the opening of any new place of business, or (vi) the closing of any of its existing places of business.

              (b) Debtor is duly organized and validly existing under the laws of the state set forth in Section 1(k) above, is duly qualified and is in good standing in each and every state in which it is doing business, and has all the requisite power and authority to execute this Agreement and the other Loan Documents to be executed by Debtor.

              (c) The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action by Debtor, and constitute legal valid and binding obligations on Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

              (d) The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not





LOAN AND SECURITY AGREEMENT - PAGE 13

       (i) conflict with, result in a violation of, or constitute a default under any provision of Debtor's Articles of Incorporation or Bylaws, or any agreement or other instrument binding upon Debtor, or any law, governmental regulation, court decree, or order applicable to Debtor, or
       (ii) require the consent, approval or authorization of any third party.

              (e) There are no actions, suits or proceedings, pending or, to the knowledge of Debtor, threatened against or affecting Debtor or the properties of Debtor, before any court or governmental department, commission or board, which, if determined adversely to Debtor, would have a material adverse effect on the financial condition, properties, or operations of Debtor.

              (f) Debtor has not executed any other security agreement currently affecting the Collateral or any financing statement regarding the Collateral (other than those in favor of BankAmerica Business Credit, Inc.), and no financing statement executed by Debtor regarding the Collateral is now on file (other than those in favor of BankAmerica Business Credit, Inc. which are being terminated contemporaneously herewith).

              (g) All Collateral is and will be owned by Debtor, free and clear of all other liens, encumbrances, security interests or claims, shall be kept at Debtor's address noted above and such other addresses as may be listed in Addendum IV attached hereto and incorporated hereby by reference, and Debtor shall not (without the prior written approval of Secured Party) remove the Collateral therefrom except for the purpose of sale or use in the ordinary course of business.

              (h) Debtor owns all of the assets reflected on its most recent balance sheet delivered to Secured Party, free and clear of all liens, security interests or other encumbrances, except as previously disclosed in writing to Secured Party.

              (i) As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of its execution, (i) Debtor is and will be solvent,
       (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent),
       (iii) Debtor is and will continue to be able to pay its debts as they mature, and (iv) Debtor has and will have sufficient capital to carry on its business and all businesses in which it is about to engage.

              (j) Debtor has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax lien notice against Debtor presently on file, judgment entered against Debtor or levy on or attachment of its property outstanding.





LOAN AND SECURITY AGREEMENT - PAGE 14

              (k) Debtor (i) does not maintain or contribute to any defined benefit pension plan ("Plan") under the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), or (ii) is not in violation of any provisions of ERISA, or any other applicable state or federal law with respect to any Plan that it contributes to or maintains.

              (l) Except as disclosed in writing to Secured Party: (i) Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act; (ii) none of the operations of Debtor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (iii) Debtor has not filed any notice under any federal, state or local law indicating that Debtor is responsible for the release into the environment, the disposal on any premises in which Debtor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premise on which Debtor is conducting its businesses; and (iv) Debtor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release", as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal", as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply.

              (m) There is no fact known to Debtor that Debtor has not disclosed to Secured Party in writing which may result in any material adverse change in Debtor's business, properties or operations.

              (n) No certificate or statement herewith or heretofore delivered by Debtor to Secured Party in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading.

              (o) Debtor also represents and warrants to Secured Party the matters set forth in Addendum V attached hereto and incorporated herein by reference.





LOAN AND SECURITY AGREEMENT - PAGE 15

              (p) The representations, warranties, and covenants of Debtor set forth in this Agreement are true and correct as of the time of the making of this Agreement, and each request by Debtor for a loan or advance hereunder shall constitute, without the necessity of a written certificate or agreement, a representation and warranty by Debtor that, as of the date of such request and at and as of the time of the making of each loan or advance hereunder, (i) all of the representations and warranties of Debtor contained in this Agreement are true and correct,
       (ii) no material adverse change in Debtor's financial condition since the effective date of the most recent financial statements furnished to Secured Party by Debtor shall have occurred and be continuing, and (iii) no event has occurred and is continuing, or would result from the requested advance, which constitutes an Event of Default under this Agreement.

       13. AFFIRMATIVE COVENANTS. So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees and covenants that, unless the Secured Party shall otherwise consent in writing:

              (a) Debtor will promptly inform Secured Party of (i) any and all material adverse changes in Debtor's financial condition, and (ii) all litigation and claims affecting Debtor which could materially affect the financial condition of Debtor;

              (b) Debtor will maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis.

              (c) Debtor will execute and deliver to Secured Party such financing statement or statements, in form satisfactory to Secured Party, which Secured Party may at any time desire to file in order to perfect and preserve its security interest in the Collateral and will reimburse Secured Party for the costs of filing the same; and Debtor will take any action and/or execute and deliver to Secured Party any instrument, document, assignment or other writing which Secured Party in its sole discretion may deem necessary or appropriate (i) to carry out the terms of this Agreement, (ii) to perfect Secured Party's and/or Leasing's security interest in the Collateral, (iii) to comply with the Federal Assignment of Claims Act, as amended, and/or (iv) to facilitate the collection of Debtor's accounts.

              (d) Debtor will, at its sole cost and expense, defend any action which might affect Secured Party's security interest in or Debtor's title to the Collateral.

              (e) If sales of Collateral are made by Debtor in the ordinary course of its business for cash, Debtor shall immediately deliver to Secured Party the identical checks, cash or the forms of payment which Debtor receives.

              (f) Debtor Will perform, at its sole cost and expense, any and all steps requested by Secured Party to protect Secured Party's security interest in the Collateral, such as leasing warehouses to Secured Party or its designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance





LOAN AND SECURITY AGREEMENT - PAGE 16
       satisfactory to Secured Party, and maintaining stock records. If any Collateral is in the possession or control of any of Debtor's agents or processors, Debtor shall notify such agent or processors of Secured Party's security interest therein, and upon request instruct them to hold all such Collateral for the account of Secured Party and subject to Secured Party's instructions. A physical listing of all Collateral, wherever located, shall be taken by Debtor whenever requested by Secured Party, and a copy of each such physical listing shall be supplied to Secured Party. Secured Party may examine and inspect the Collateral at any time.

              (g) Debtor will keep or cause to be kept adequately insured by financially sound and reputable insurers all of its property usually insured by persons or entities engaged in the same or similar businesses. Without limiting the foregoing, Debtor will insure the Collateral in Secured Party's name against loss or damage by fire, theft, burglary, pilferage, loss in transit, and such other hazards as Secured Party may specify in amounts and under policies by insurers reasonably acceptable to Secured Party, and all premiums thereon shall be paid by Debtor and the policies delivered to Secured Party. If Debtor fails to do so, Secured Party may procure such insurance and charge the cost to the Debtor's account. Each policy of insurance covering the Collateral shall provide that at least ten (10) days prior written notice of cancellation or notice of lapse must be given to Secured Party by the insurer.

              (h) Debtor will keep the Collateral in good order and repair (reasonable wear and tear and obsolescence excepted) and will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any statute or ordinance.

              (i) Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver agreements satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives or subordinates any rights it may have in the Collateral.

              (j) If any account debtor rejects, returns or refuses to accept or receive property represented by any account, Debtor will notify Secured Party, and at the request of Secured Party, hold such property separate and apart from Debtor's property in trust for Secured Party and subject to its order or immediately deliver such property to Secured Party. Secured Party may accept a return of property represented by any account without discharging or affecting Debtor's Obligations. Secured Party may take and sell such property for such prices and upon such terms at public or private sale in the manner provided in the Code. At Secured Party's option, Debtor will forthwith pay Secured Party the original invoice price of such property for application against the Obligations in such manner as Secured Party may elect. In the event such property is resold, any account created thereby shall be deemed assigned and pledged to Secured Party hereunder.

              (k) Debtor will give Secured Party or any persons designated by it, at any time and from time to time, full access to all records available to Debtor from any credit reporting





LOAN AND SECURITY AGREEMENT - PAGE 17
       service, bureau or other similar agency and Secured Party and any persons designated by it shall have the right to inspect and make and take away copies of any such records.

              (l) Debtor will furnish such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Debtor's financial condition and business operations as Secured Party may reasonably request from time to time. Secured Party shall have the right without hindrance or delay to conduct field examinations, to inspect the Collateral and to inspect, audit and copy Debtor's books, records, journals, correspondence and other records and data relating to the Collateral or Debtor's business. Secured Party is authorized to discuss Debtor's affairs with any Person, including without limitation employees of Debtor, as Secured Party may deem necessary in relation to the Collateral, Debtor's financial condition or Secured Party's rights under the Loan Documents.

              (m) Debtor will pay and discharge when due all of its indebtedness and obligations, including without limitation, all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Debtor or its properties (including, without limitation, the Collateral), income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Debtor's properties, income, or profits; provided, however, Debtor will not be required to pay and discharge any such assessment, tax charge, levy or claim so long as (i) the legality of the same shall be contested in good faith by appropriate proceedings, and (ii) Debtor shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with generally accepted accounting principles. Debtor, upon demand of Secured Party, will furnish to Secured Party evidence of payment of all assessments, taxes, charges, levies and claims against Debtor or its properties, income or profits and will authorize the appropriate governmental official to deliver to Secured Party at any time a written statement of any assessments, taxes, charges, levies and claims against Debtor or its properties, income or profits.

              (n) Debtor will conduct its business in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Debtor and its businesses and operations, including, without limitation, those pertaining to environmental matters.

              (o) Debtor will execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which Secured Party may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.

              (p) Debtor will do and perform all acts required of it under this Agreement and the other Loan Documents and furnish to Secured Party such other information respecting the business, properties or condition, or the operations, financial or otherwise, of Debtor as Secured Party may from time to time reasonably request.





LOAN AND SECURITY AGREEMENT - PAGE 18

              (q) Debtor will also abide by the covenants set forth in Addendum V attached hereto.

       14. NEGATIVE COVENANTS. So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Debtor agrees that, without the prior written consent of Secured Party:

              (a) Debtor will not permit any financing statement regarding the Collateral to be filed other than a financing statement or statements in favor of Secured Party.

              (b) Except for sales of inventory made in the ordinary course of its business, Debtor will not sell, encumber, grant a security interest in, or dispose of, or permit the sale, encumbrance or disposal of any Collateral without the prior written consent of Secured Party.

              (c) Debtor will not liquidate, merge or consolidate with or into any other entity.

              (d) Debtor will not hereafter permit (i) any tax lien notice to be filed except one that is for an amount less than $100,000 and is removed or released within 30 days after filing, (ii) a judgment to be entered against it or its property except one that is for an amount less than $100,000 and is discharged, removed, or bonded within 30 days after entry, or (iii) a levy on or attachment of its property to be made.

              (e) Debtor will not sell, transfer or otherwise dispose of any of its assets or properties, other than in the ordinary course of its business.

              (f) Debtor will not grant, create, incur or assume any security interest, lien or encumbrance on any of its assets or properties, including the Collateral, except for financing statements filed with respect to presently existing leases of equipment and any leases entered into by Debtor with Leasing and except for leases and purchase money liens permitted by Section 14(g)(v).

              (g) Debtor will not create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from Secured Party, (ii) borrowings outstanding on the date hereof and disclosed in writing to Secured Party, (iii) Subordinated Debt, (iv) up to an aggregate $100,000 in purchase money indebtedness per fiscal year,
       (v) up to $1,500,000 of the $2,500,000 permitted for Capital Expenditures as leases and/or purchase money indebtedness entered into with third parties, and (vi) other indebtedness that does not at any time exceed, in the aggregate, $150,000 during calendar year 1996 or $100,000 during any subsequent calendar year.

              (h) Debtor will not do any of the other acts, deeds or matters set forth on Addendum V attached hereto.





LOAN AND SECURITY AGREEMENT - PAGE 19

              (i) There will be no decrease in the ownership of Debtor by NRP Inc. except such as is caused by the exercise of currently outstanding stock options.

              (j)    Debtor will not change its primary line of business.

       15. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

              (a) Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

              (b) Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement after the occurrence and during the continuance of an Event of Default, including without limitation the following: (i) to obtain and adjust insurance required by Secured Party hereunder; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any checks, drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

              (c) If Debtor fails to perform any agreement or obligation provided herein (including without limitation, the payment and discharge of any taxes, liens or encumbrances affecting the Collateral), Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Obligations, secured by the Collateral and payable by Debtor on demand.

              (d) Secured Party or any persons designated by it shall have the right to call at Debtor's place or places of business during normal business hours to inspect, audit, check and make and take away copies or extracts from Debtor's books, records, journals, orders, receipts and any correspondence and other data relating to Debtor's business or to any other transactions between the parties hereto, without hindrance or delay.

              (e) All amounts and proceeds (including instruments and writings) received by Debtor in respect of Debtor's accounts or general intangibles shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from





LOAN AND SECURITY AGREEMENT - PAGE 20
       other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Obligations in such manner as Secured Party deems appropriate in its sole discretion.

              (f) Notwithstanding the existence of any Lock Box Agreement between Debtor and Secured Party, Secured Party may at its discretion from time to time notify any or all obligors under any accounts or general intangibles (i) of Secured Party's security interest in such accounts or general intangibles and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, but only after the occurrence and during the continuance of an Event of Default, and (ii) to verify the accounts or general intangibles with such obligors at any and all times. Secured Party shall have the right, at the expense of Debtor, (i) after the occurrence and during the continuance of an Event of Default, (a) to enforce collection of any such accounts or general intangibles, (b) to adjust, settle or compromise the amount or payment thereof, and (c) to demand, collect, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due on the accounts, to take control of cash and other proceeds of any accounts and (ii) at any and all times, (a) to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment or collateral that may come into possession of Secured Party, (b) to sign the name of Debtor on any invoice or bill of lading relating to any account, on any drafts against account debtors, on assignments and verifications of accounts and on notices to account debtors, and (c) to do all other acts and things necessary to carry out the purposes of this Agreement. Subject to the terms and provisions of any Lock Box Agreement or Blocked Account Agreement, until such time as Secured Party elects to exercise the rights hereinabove set forth in this Section, Secured Party authorizes Debtor to collect and enforce all accounts. Costs of collection and enforcement of accounts, including payment of attorneys' fees and out-of-pocket expenses, shall be borne solely by Debtor, whether same are incurred by Secured Party or by Debtor. Debtor agrees that the collection and enforcement of all accounts by Debtor shall be for the account of Secured Party, and all collections and proceeds thereof shall be promptly turned over by Debtor to Secured Party in the form in which they are received by Debtor, either by mailing or delivering the same to Secured Party not later than the banking business day following receipt thereof by Debtor. All checks, drafts and other instruments shall be endorsed by Debtor to Secured Party, and in the event of failure of Debtor to make such endorsement, Secured Party is hereby irrevocably authorized to endorse the same on Debtor's behalf. Debtor agrees that it will not compromise accounts and will not use or dispose of proceeds of accounts or commingle collections or proceeds with any of Debtor's other funds or property or otherwise exercise any dominion over the same but will hold them separate and apart and upon an express trust for Secured Party. All payments received by Secured Party on accounts or other proceeds or on account of cash sales of Collateral will be credited by Secured Party to Debtor's account.

              (g) After the occurrence and during the continuance of an Event of Default, Secured Party will at all times have the right to take physical possession in the Collateral and to maintain such possession on the premises of Debtor or to remove the Collateral or any part thereof to





LOAN AND SECURITY AGREEMENT - PAGE 21
       such other places as Secured Party may desire. If Secured Party exercises its right to take possession of the Collateral, Debtor shall, upon demand by Secured Party, assemble the Collateral and make it available to Secured Party at a place reasonably convenient to Secured Party. In addition, with respect to all Collateral, as well as all accounts and other security, Secured Party shall have all the rights and remedies set forth hereafter in this Agreement.

              (h) After the occurrence and during the continuance of an Event of Default, Secured Party shall have the right of setoff against Debtor at any and all times and in any and all proceedings and instances including, but not limited to, bankruptcy, reorganization, receivership or insolvency of Debtor.

       16. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default by Debtor hereunder:

              (a) The failure, refusal or neglect of Borrower to make payment of the Obligations or any portion thereof, as the same shall become due and payable;

              (b) The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required (i) in this Agreement (other than a failure to comply with the covenants described in Section 16(c) hereof), (ii) in any of the other Loan Documents, or (iii) in any of the Agreements (as defined herein below);

              (c) The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required by Sections 13(b), (h), (i), (k) and (n) hereof, and such failure shall not be cured within 15 days after the earlier of
       (A) the date when Borrower or such Obligated Party knew or should have known of such failure and (B) Secured Party's notice to Borrower or such Obligated Party of such failure;

              (d) The occurrence of an event of default under (i) any of the other Loan Documents or (ii) any of the Agreements;

              (e) Any representation made by Borrower or any Obligated Party contained herein or contained in any of the other Loan Documents or the Agreements is false or misleading in any material respect when made or deemed made;

              (f) If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; or (iv)





LOAN AND SECURITY AGREEMENT - PAGE 22
       files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; or

              (g) The filing of a tax lien notice by the United States, any state or any governmental subdivision thereof against any of the property of Borrower except for a tax lien notice for an amount less than $100,000 that is removed or released within 30 days after filing;

              (h) The entry of a judgment against Borrower except one that is for an amount less than $100,000 and is dismissed or bonded against within 30 days after entry, or the levy on or attachment of its property;

              (i) The Collateral or any material portion thereof is taken on execution or other process of law in any action against Debtor;

              (j) Debtor abandons the Collateral or any material portion thereof,

              (k) The holder of any lien or security interest on any of the assets of Debtor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

              (l) If Borrower or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity.

       17. REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Secured Party shall have, in addition to all other rights and remedies provided herein, in any other agreement between Secured Party and Debtor or by law, the remedies of a secured party under the Code, including, but not limited to, the right to take possession of the Collateral, and for that purpose, Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The rights and remedies referred to in this Agreement are cumulative, and in addition to the general remedies set forth above, Secured Party shall have the following specific remedies upon the occurrence of an Event of Default:

              (a) At its option, Secured Party may terminate any further loans or advances to Debtor hereunder.





LOAN AND SECURITY AGREEMENT - PAGE 23

              (b) The entire unpaid balance of the Obligations then owing by Debtor to Secured Party (including, without limitation, the Revolving Loans and the Equipment Term Loan) shall, at the option of Secured Party, become immediately due and payable without further presentation, demand for payment, notice of intent to accelerate, notice of acceleration or dishonor, protest or notice of protest of any kind, all of which are expressly waived by Debtor.

              (c) At its option, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at least ten (10) days before the time of sale or other intended disposition of the Collateral.

              (d) Secured Party may at any time in its discretion transfer any other property constituting the Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for the Obligations or apply it to the principal or interest due on the Obligations, as the Secured Party may elect. Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the Collateral as Secured Party may determine, whether or not any of the Obligations are then due; and for the purpose of asserting, protecting or enforcing any of Secured Party's rights therein, Secured Party may receive, open, and dispose of mail addressed to Debtor and endorse notes, checks, drafts, money orders, documents of title, or other evidences of payment, shipment, or storage of any part of the Collateral on behalf of and in the name of Debtor.

              (e) Debtor shall pay to Secured Party on demand any and all expenses, including legal expenses, attorneys' fees, court costs, collection costs, and traveling expenses, incurred or paid by Secured Party in protecting or enforcing any of its fights hereunder, including its right to take possession of the Collateral, to hold, store, prepare for sale, sell, or otherwise dispose of the Collateral, and in collecting the proceeds thereof After deducting all of such expenses, the residue of any proceeds of collection or sale of the Collateral shall be applied to the payment of the Obligations in such order of preference as Secured Party may determine, proper allowance for interest on Obligations not then due being made, and any excess shall be returned to Debtor, and Debtor shall remain liable for any deficiency. Secured Party is hereby, authorized to add, from time to time, all such expenses to the balance of indebtedness due by Debtor to Secured Party, and such expenses shall become a part of the Obligations.

              (f) In the event that Debtor or any other party seeks to redeem the Collateral, to the extent that any such right of redemption may exist, Debtor shall pay to Secured Party, in addition to fulfillment of all the Obligations secured by the Collateral, any and all expenses incurred or paid by Secured Party in retaking, holding, storing, and preparing the Collateral for





LOAN AND SECURITY AGREEMENT - PAGE 24
       sale or other disposition, including legal expenses, attorneys' fees, court costs, collection costs, and traveling expenses.

       18. OTHER AGREEMENTS. If at any time Debtor and Secured Party are parties to any other financing agreements (all of such agreements, whether one or more, being hereinafter referred to as the "Agreements"), and if the Agreements (or any of them, if more than one) should be breached in whole or in part by Debtor or should terminate for any reason whatsoever without the consent of Secured Party, such event shall constitute an Event of Default hereunder. Any sums due hereunder or under the Agreements, or any one or more of them may be collected by Secured Party out of sums or credits due Secured Party under the terms of this Agreement or the Agreements, or any one or more of them and any collateral or security for the performance of this Agreement or any of the Agreements may be realized upon by Secured Party for the satisfaction of any indebtedness arising with respect to this Agreement or any of the Agreements. Debtor and Secured Party hereby agree that all indebtedness, securities and remedies available to Secured Party under this Agreement or the Agreements may be utilized by Secured Party for the enforcement of its rights and the collection of any indebtedness due it under the terms of this Agreement or the Agreements, the rights and remedies of Secured Party hereunder being cumulative of all other rights and remedies of Secured Party, and not in substitution thereof or as an alternative thereto.

       19.    TERM.

              (a) This Agreement shall become effective upon acceptance by Secured Party, as of the date hereinafter set forth, and shall continue in full force and effect until the Maturity Date (the "Initial Term") unless earlier terminated by Secured Party in connection with the exercise of its rights and remedies under this Agreement upon the occurrence of an Event of Default. Unless either party notifies the other at least ninety (90) days prior to the expiration of the Initial Term or the expiration of any Extended Term that this Agreement shall terminate at the end of the Initial Term or such Extended Term, this Agreement shall continue in full force and effect for a succeeding one year period (the "Extended Term"). If such notice is given, this Agreement may not be extended for another year.

              (b) If Debtor terminates this Agreement at any time during the Initial Term (other than (A) at the end of the Initial Term by written notice to Secured Party given at least ninety (90) days prior to the end of the Initial Term or (B) during the ninety (90) days preceding the end of the Initial Term if Secured Party has given notice that this Agreement shall terminate at the end of the Initial Term), Debtor acknowledges that (i) such termination would result in the loss to Secured Party of the benefits of this Agreement and that the damages incurred by Secured Party as a result of such termination are and would be difficult of ascertainment and (ii) no such termination shall be effective until Debtor has paid to Secured Party all of the Obligations immediately available funds, together with a sum certain as liquidated damages, being Debtor's and Secured Party's best and fairest estimate of Secured Party's damages caused by such termination, equal to two percent (2.0%) of the average loan balance of the Revolving Loans for the twelve consecutive months ending on the date the Revolving Loans are paid in





LOAN AND SECURITY AGREEMENT - PAGE 25
       full if the termination occurs on or before the first anniversary of this Agreement, one percent (1.0%) of the average loan balance of the Revolving Loans for the twelve consecutive months ending on the date the Revolving Loans are paid in full if the termination occurs after the first anniversary but on or before the second anniversary of this Agreement and one-half of one percent (0.5%) of the average loan balance of the Revolving Loans for the twelve consecutive months ending on the date the Revolving Loans are paid in full if the termination occurs after the second anniversary but before the third anniversary of this Agreement. The Equipment Term Loan may be prepaid in whole or in part at any time without premium or penalty; provided that all interest accrued on the amount prepaid must be prepaid at the same time as the prepayment of principal and all principal so prepaid shall be applied to installments due thereunder in inverse order of maturity.

              (c) Notwithstanding anything to the contrary, any proposed termination of this Agreement, whether or not at the end of the Initial Term or any Extended Term, shall not be effective, and shall not release or affect the Collateral already assigned to Secured Party or any Obligations incurred or rights accrued hereunder, unless and until all Obligations, whether incurred pursuant to this Agreement or otherwise, have been paid in full.

       20.    MISCELLANEOUS.

              (a) Waiver of Rights. Debtor waives notice of nonpayment, presentment, notice of demand, demand, notice of intention to accelerate, notice of acceleration, protest or notice thereof as to the Obligations or as to any of the Collateral.

              (b) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure all Obligations of Debtor to Secured Party under the terms hereof or thereof unless Secured Party specifically releases its rights thereunder by separate release.

              (c) Fees and Expenses. Debtor agrees that all fees and expenses, including, without limitation, legal, accounting, audit and field examination fees and expenses, incurred by Secured Party in connection with the preparation of this Agreement and the other Loan Documents, the closing of any loan secured hereby, and in administering this Agreement and the matters referenced herein shall be paid and borne by Debtor, and Secured Party is hereby authorized by Debtor to deduct all such fees and expenses from the proceeds of any loan secured hereby or to add, from time to time, all such fees and expenses to the balance of Revolving Loans due by Debtor to Secured Party hereunder, with such fees and expenses becoming a part of the Obligations; provided, however, that, as long as no Default or Event of Default has occurred, Debtor's obligation to reimburse Secured Party for field examinations





LOAN AND SECURITY AGREEMENT - PAGE 26
       shall be limited to four field examinations (not counting the initial field examination) each twelve month period commencing on the date hereof and each anniversary of the date hereof, with an aggregate limit on such reimbursable field examination expenses of $10,000 for each such twelve month period. Field examination expenses for examinations conducted after the date hereof will be charged to Debtor as follows: actual out of pocket expenses for examiner's travel, lodging and meals plus $500.00 per day per examiner. Actual costs for the initial field examination conducted prior to the date hereof shall be reimbursed to Secured Party by Debtor based on a rate of $500 per day per examiner plus actual out of pocket expenses for each examiner's travel, lodging and meals.

              (d) Account Debtor Notification. Debtor will immediately notify Secured Party in the event (i) that any account debtor fails to accept, refuses to accept, returns, offers to return or revokes the acceptance of any personal property which is the subject of any account,
       (ii) of the bankruptcy, insolvency or financial embarrassment of any account debtor, and (iii) of any claim asserted by any account debtor (other than AT&T) for credit, allowance, adjustment, dispute, setoff or counterclaim, which exceeds $10,000, provided that Debtor is required to account for all such claims, regardless of amount, in determining the Borrowing Base. Debtor will immediately, upon receipt thereof, endorse and deliver to Secured Party any and all checks, notes, trade acceptances, drafts or other instruments with respect to or in payment of any account or any chattel paper with respect to personal property or services performed giving rise to any account. All checks and other items received by Secured Party in payment of the Obligations secured hereby shall be subject to a clearance period of two (2) business days.

              (e) Effectiveness of Agreement. This Agreement shall become effective only upon acceptance by Secured Party at its offices in Dallas, Texas. All transactions hereunder shall take place at Secured Party's offices in Dallas, Texas.

              (f) Waiver. Neither the failure nor any delay on the part of Secured Party to exercise any right, power or privilege herein or under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Agreement or in any of the other Loan Documents and no departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing.

              (g) Amendment. No modification or amendment to this Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

              (h) Parties In Interest. This Agreement shall be binding upon the parties and their successors or assigns, and shall inure to the benefit of the parties and the successors or assigns





LOAN AND SECURITY AGREEMENT - PAGE 27
       of Secured Party, but shall not inure to the benefit of any heirs, representatives, successors or assigns of Debtor.

              (i) Venue. All warranties and representations of Debtor contained herein and any payment on any indebtedness secured hereby have been or shall be made in Dallas County, Texas, and all parties hereto agree that venue is proper only in such county, that such county is a convenient forum in which to decide any dispute arising hereunder and to submit themselves to the personal jurisdiction of the courts located in such county,

              (j) Governing Law. The laws of Texas shall govern the construction of this Agreement and the rights, remedies, duties and obligations of the parties hereto with respect to all transactions hereunder and any and all Collateral, to the extent that federal law is not applicable.

              (k) Cumulative Rights. All rights of Secured Party under the terms of this Agreement shall be cumulative of, and in addition to, the rights of Secured Party under any and all other agreements between Debtor and Secured Party (including, but not limited to, the other Loan Documents and any other agreements referenced herein), and not in substitution or diminution of any rights now or hereafter held by Secured Party under the terms of any other agreement,

              (l) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or when deposited in the United States mail, registered or certified, postage prepaid, and addressed as follows:

              If to Debtor:        Advanced Telemarketing Corporation
                                   8001 Bent Branch Drive
                                   Irving, Texas 75063
                                   Attn: Jerry L. Sims, Jr.

              If to Secured Party: BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                   P.O. Box 660094
                                   Dallas, Texas 75266-0094

                                   1717 Main Street, 3rd Floor
                                   Dallas, Texas 75201
                                   Attn: Asset Based Lending Group

       Each of the parties hereto shall be entitled to specify a different address by giving written notice to the other party hereto in accordance with this Subsection.





LOAN AND SECURITY AGREEMENT - PAGE 28

              (m) Descriptive Headings. The captions in this Agreement are for convenience only and shall not define or limit the provisions hereof

              (n) Participation of Obligations. Debtor agrees that Secured Party may, at its option, sell interests in the Obligations and its rights under this Agreement to a financial institution or institutions and, in connection with each such sale, Secured Party may disclose any financial and other information available to Secured Party concerning Debtor to each prospective purchaser; provided, however, that Secured Party will retain at least a fifty-one percent interest in the Obligations.

              (o) Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

              (p) Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS THEREOF, this Agreement is executed, to be effective as of the date of acceptance by Secured Party.

                                     DEBTOR:

                                     Advanced Telemarketing Corporation

                                     By: /s/ JERRY L. SIMS, JR.
                                        -----------------------------------
                                        Name: Jerry L. Sims, Jr.
                                             ------------------------------
                                        Title: Secretary
                                              -----------------------------

ACCEPTED at Dallas, Texas,
this 8th day of February, 1996:

BANK ONE, TEXAS, NATIONAL ASSOCIATION

By: /s/ KATHLEEN ROBERTSON
   -----------------------------------
   Name: Kathleen Robertson
        ------------------------------
   Title: Vice President
         -----------------------------





LOAN AND SECURITY AGREEMENT - PAGE 29

                                    ADDENDUM
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

The other persons or entities referenced in Section 1(e) are:

NONE





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                                                                             KNA

                                  ADDENDUM II
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

The Collateral, as defined and referred to in Section 1(i), shall mean:


See Schedule A attached hereto and incorporated herein by reference.





                                                                    Initials: LS
                                                                             KNA

                                   SCHEDULE A
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

 1. All present and future accounts, chattel paper, contract rights, documents, instruments, deposit accounts and general intangibles (including, without limitation, any right to payment for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed by Debtor and any and all income tax refunds), now or hereafter owned, held, or acquired by Debtor, together with any and all books of account, customer lists and other records relating in any way to the foregoing, and in any case where an account arises from the sale of goods, the interest of Debtor in such goods; together with any and all PROCEEDS of any of the foregoing property, including insurance payable by reason of loss or damage to such property.

 2. All present and hereafter acquired inventory (including without limitation, all raw materials, work-in-process and finished goods) held, possessed, owned, held on consignment, or held for sale or return, in whole or in part, by Debtor wherever located, and further including all PRODUCTS and all PROCEEDS of the foregoing, including insurance payable by reason of loss or damage to such property. The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the property described herein except finished goods intended for sale in the usual course of Debtor's business.

 3. All equipment and fixtures of whatsoever kind and character now or hereafter possessed, held, acquired, or owned by Debtor and used or usable in Debtor's business together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, and all PROCEEDS thereof, including insurance payable by reason of loss or damage to such property. The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the property described herein. To the extent that the foregoing property is located on, attached to, annexed to, related to, or used in connection with, or otherwise made a part of, and is or shall become fixtures upon, real property, such real property and the record owner thereof is described on EXHIBIT C attached hereto.

 4. All computer programs, software, firmware, routines, systems, algorithms, codes, printouts and instructions of any kind that contain any information relating to Debtor's accounts or account debtors, whether now owned or after-acquired, for use on any variety of computing machinery, whether in machine or human-readable form, and stored in or on media of any kind, including, without limitation, tape, disk, card, strip or cartridge (whether paper, magnetic or optical), and electronic circuitry, together with all instruction manuals or documentation of any kind, stored in or on media of any kind, pertaining in any way to the property described herein, and all PROCEEDS thereof, including insurance payable by reason of loss or damage to such property. The designation





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                                                                             KNA
of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the property described herein.





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                                                                             KNA

                                  ADDENDUM III
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

The other names referenced in Section 12(a) are:

       ATC
       American Telesales Corporation





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
                                  ADDENDUM IV
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

       The other addresses referenced in Section 12(g) are;

10935 Estate Lane
Suites 350, 375, and 400
Dallas, Texas 75238

7801 Mesquite Bend Drive
Irving, Texas 75063

7803 Mesquite Bend Drive
Irving, Texas 75063

7805 Mesquite Bend Drive
Irving, Texas 75063

4135 Beltline Road
Addison, Texas 75244

55 Hawthorne Street, 6th and 7th Floors
San Francisco, California 94105





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
                                   ADDENDUM V
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

A. The other representations and warranties referenced in Section 12(o) are:

(1) Each financial statement of Debtor previously supplied to Secured Party was prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and truly discloses and fairly presents Debtor's financial condition as of the date of such statement, subject to year end audit adjustments, and there has been no material adverse change in such financial condition or results of operations of Debtor subsequent to April 30, 1995, which is the date of the most recent financial statements of Debtor supplied to Secured Party.

(2) Debtor has no federal patents, patent applications, registered trademarks, or trademark applications.

B.     The other affirmative covenants referenced in Section 13(q) are:

(1) Maintain, as at the end of each fiscal quarter, a Tangible Leverage Ratio of no more than 7.0 to 1.0. Maintain, as at the end of each fiscal quarter, an Interest Coverage Ratio of at least 1.5 to 1.0. Maintain, as at the end of each fiscal quarter, a Debt Service Ratio of at least 1.1 to 1.0.

(2)    Debtor will furnish to Secured Party:

              (a) As soon as possible and in any event within ten (10) days after the occurrence of each Default or Event of Default hereunder, continuing on the date of such statement, the statement of the President or the Chief Financial Officer of Debtor setting forth the details of such Default or Event of Default and the action which Debtor proposes to take with respect thereto.

              (b) As soon as available, and in any event within thirty (30) days after the end of each calendar month, a consolidated balance sheet and income statement and statement of cash flow of Debtor as of the end of such month, all in form and substance and in reasonable detail satisfactory to Secured Party and duly certified (subject to year-end review adjustments) by the President or Chief Financial Officer of Debtor (i) as being true and





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
       correct in all material aspects to the best of his or her knowledge and
       (ii) as having been prepared in accordance with GAAP.

              (c) As soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of NRP Inc., an audited consolidated and consolidating balance sheet, income statement and statement of cash flows for NRP Inc. and all of its subsidiaries as of the end of such fiscal year certified by Price Waterhouse or other independent public accountants of recognized standing acceptable to Secured Party as having been prepared in accordance with GAAP and without material qualification, together with a certificate of such accountants stating that in the course of their audit of NRP Inc., which audit was conducted by such accountants in accordance with generally accepted auditing standards, such accountants obtained no knowledge that a Default or an Event of Default has occurred and is continuing, or if, in the opinion of such accountants, a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof.

              (d) As soon as the same is received by Debtor, a copy of any management letter delivered to Debtor by its independent accountants;

              (e) As soon as available, and in any event at least 30 days prior to the commencement of each fiscal year of Debtor, the following financial statements on a one (1) year pro forma basis: (i) balance sheet and income statement of Debtor, and (ii) cash flow statement, all in form and substance and in reasonable detail satisfactory to Secured Party.

              (f) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or any governmental department, commission or board involving Debtor.

              (g) Within thirty (30) days after the end of each fiscal quarter, a certificate from the Chief Financial Officer of Debtor stating such entity is in full compliance with all of its obligations under this Agreement and the other Loan Documents, and is not in default of any term or provision hereof or thereof and demonstrating compliance with all financial ratios and covenants set forth in this Agreement.

              (h) Within fifteen (15) days after the end of each month (i) an analysis of its accounts showing an aging of accounts as follows: accounts 30 days old and less; accounts over 30 days and less than 61 days old; accounts over 60 days old and less than 91 days old; accounts over 90 days old and less than 120 days old; and accounts 120 days old and older, and (ii) an aging of Debtor's payables.

              (i) At least once a week, a borrowing base certificate signed by the President or Chief Financial Officer of Debtor, along with supporting documentation, in form and substance satisfactory to Secured Party.





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
              (j) Within 10 days of the statutory due date of each of the following, copies of all 10-K's, 10-Q's and 8-K's required to be filed by NRP Inc. or Debtor.

(3) Debtor will deliver to its independent public accountants contemporaneously with the execution hereof the irrevocable instructions, in the form provided hereinbelow, that such accountants are to send to Secured Party copies of all financial statements (whether preliminary or final) and reports which are prepared as a result of any audit or other review of the operations, business, finances or internal controls of Debtor, including, without limitation any management reports and any reports concerning improper accounting practices, defalcations, financial reporting errors or misstatements or fraud. Such instructions shall be in the following form:

                             [LETTERHEAD OF DEBTOR]

       [NAME AND ADDRESS OF
       DEBTOR'S OUTSIDE AUDITOR]

       Ladies and Gentlemen:

              This letter instructs you to send to BANK ONE, TEXAS NATIONAL ASSOCIATION ("Bank") all financial statements (whether preliminary or final) and reports which you prepare as a result of any audit or other review of our operations, business, finances or internal controls, including without limitation, any management reports and any reports concerning improper accounting practices, defalcations, financial reporting errors or misstatements or fraud perpetrated on us or by any of our employees or agents.

              The undersigned further authorizes and instructs you to communicate and discuss its financial condition and the financial condition of its subsidiaries, if any, with the Bank and to disclose to the Bank upon request any information in your possession relating to its financial condition and the financial condition of its subsidiaries. The undersigned hereby agrees that such discussions or communications will be without liability to the Bank or to you.

              All of the foregoing which is reduced to writing must be sent to the Bank at the following address prior to or contemporaneously with the sending of said written information to us





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
              BANK ONE, TEXAS, NATIONAL ASSOCIATION
              1717 Main Street
              Dallas, Texas 75201
              Attn: Secured Lending Group

              These instructions may only be revoked by the Bank's delivery to you of a revocation notice signed by an officer of the Bank.

C.     The other negative covenants referenced in Section 14(h) are:

(1) Make Capital Expenditures during any fiscal year which would in the aggregate exceed $2,500,000, other than those made with insurance proceeds to repair or replace equipment.

(2) Declare or pay any Dividends on any shares of Debtor's capital stock, make any other distributions with respect to any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Debtor's capital stock, or make any other distribution, sale, transfer or lease of any of Debtor's assets (i) that would cause the Tangible Leverage Ratio to exceed 7.0 to 1.0 or (ii) at any time that Tangible Leverage Ratio exceeds 7.0 to 1.0.

(3) Make any loans or advances to any Person except for loans to employees and advances for the purchase of equipment that, at any time, are not greater than $50,000 per employee and $250,000 in the aggregate for all employees and for all purchase advances.

(4) Pay or cause to be paid any advance rentals for any leased property, real or personal, utilized by Debtor in the conduct and operation of its business except for the payment of one month's rental in advance and the payment of the last month's rental in advance.

(5) Enter into any transaction with an Affiliate except on arms-length terms that are as favorable to Debtor as could have been obtained from a non-Affiliate.

(6) Make any Investments except for Investments in obligations issued or guaranteed by the United States or certificates of deposit issued by Bank or loans permitted by clause (3) above. As used herein, "Investment" in any Person means any investment, whether by means of share purchase, loan, advance, purchase of debt instrument, extension of credit (other than accounts receivable arising from the sale of goods or services in the ordinary course of business or notes payable to Debtor in settlement of any such accounts receivable), capital contribution or otherwise, in or to such Person, the guaranty of any indebtedness of such Person or the subordination of any claim against such Person to other indebtedness of such Person.





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
DEBTOR:

ADVANCED TELEMARKETING CORPORATION

By: /s/ JERRY L. SIMS, JR.
   --------------------------------
Name: Jerry L. Sims, Jr.
     ------------------------------
Title: Secretary
      -----------------------------


SECURED PARTY:

BANK ONE, TEXAS, NATIONAL
 ASSOCIATION

By: /s/ KATHLEEN ROBERTSON
   --------------------------------
Name: Kathleen Robertson
     ------------------------------
Title: Vice President
      -----------------------------





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
                                   EXHIBIT A
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

                         [Form of Revolving Loan Note]





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
                                PROMISSORY NOTE

$15,000,000.00                                                  February 8, 1996

       FOR VALUE RECEIVED, on or before the earlier of (i) January 31, 1999 and
(ii) the termination of the Loan Agreement pursuant to Section 17 or 19 thereof ("Maturity Date"), the undersigned and if more than one, each of them jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") at its offices in Dallas County, Texas, at 1717 Main Street, 4th Floor, Dallas, Texas 75201, the principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate of interest ("Base Rate") as established from time to time by Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers) plus (ii) one-half of one percent (0.50%) per annum, each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect. The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum. All capitalized terms used herein that are not defined herein shall have the meaning given them in that certain Loan and Security Agreement of even date herewith by and between Borrower and Bank (as the same may be amended, restated, renewed, extended, or otherwise modified, the "Loan Agreement").

       The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:





PROMISSORY NOTE - PAGE 1

       (a) interest shall be due and payable monthly as it accrues, commencing on the first day of March, 1996, and continuing on the first day of each successive month thereafter during the term of this Note; and

       (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

       All mandatory prepayments of principal and accrued but unpaid interest thereon required to be made under the Loan Agreement shall be due and payable immediately unless otherwise provided in the Loan Agreement.

       To the extent that any interest is not paid on or before the first day of each month, Bank may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Bank, bear interest at the Default Rate until paid.

       This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank pursuant to the Loan Agreement. This Note, the Loan Agreement, and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

       Under the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and reborrow hereunder in accordance with the provisions of the Loan Agreement. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. Prior to the occurrence of an Event of Default, all non-regularly scheduled payments shall be applied to such indebtedness in such order as designated by Maker. After the occurrence of an Event of Default, all non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment.





PROMISSORY NOTE - PAGE 2

As used herein, the term "Business Day" shall mean any day other than any day on which commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

       Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

       Borrower agrees that upon the occurrence of any one or more Events of Default (as defined in the Loan Agreement), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens and security interests securing payment hereof, (iv) pursue any and all other rights, remedies and recourse available to the holder hereof, including but not limited to any such rights, remedies or recourse under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

       The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourse of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

       This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other





PROMISSORY NOTE - PAGE 3

Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced b this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the fun term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of TEX. REV. CIV. STAT. ANN. art. 5069-1.04, as amended, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under such Article 5069-1.04, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

       In no event shall TEX. REV. CIV. STAT. ANN. art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that TEX. REV. CIV. STAT. ANN. art. 5069-1.04, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

       If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

       Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and





PROMISSORY NOTE - PAGE 4
without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

       THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

                                     BORROWER:

                                     ADVANCED TELEMARKETING
                                     CORPORATION

                                     By: /s/ JERRY L. SIMS, JR.
                                        -----------------------------------
                                        Name: Jerry L. Sims, Jr.
                                             ------------------------------
                                        Title: Secretary
                                              -----------------------------





PROMISSORY NOTE - PAGE 5

                                   EXHIBIT B
                                       TO
                          LOAN AND SECURITY AGREEMENT
                             Dated February 8, 1996
                                 By and Between
                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                                      AND
                       ADVANCED TELEMARKETING CORPORATION

                       [Form of Equipment Term Loan Note]

                                PROMISSORY NOTE

$1,000,000.00                                                   February 8, 1996

       FOR VALUE RECEIVED, on or before the earlier of (i) January 31, 1999 and
(ii) the termination of the Loan Agreement pursuant to Section 17 or 19 thereof ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") at its offices in Dallas County, Texas, at 1717 Main Street, 4th Floor, Dallas, Texas 75201, the principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate of interest ("Base Rate") as established from time to time by Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers) plus (ii) three-quarters of one percent (0.75%) per annum, each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect. The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (1 8%) per annum. All capitalized terms used herein that are not defined herein shall have the meaning given them in that certain Loan and Security Agreement of even date herewith by and between Borrower and Bank (as the same may be amended, restated, renewed, extended, or otherwise modified, the "Loan Agreement").

       The principal of and all accrued but unpaid interest on this Note shall be due and payable in monthly installments of principal of $27,777.78 PLUS accrued but unpaid interest, commencing on the first day of March, 1996, and continuing on the first day of each successive month thereafter during the term of this Note. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.





PROMISSORY NOTE - PAGE 1

       All mandatory prepayments of principal and accrued but unpaid interest thereon required to be made under the Loan Agreement shall be due and payable immediately unless otherwise provided in the Loan Agreement.

       To the extent that any principal or interest is not paid on or before the first day of each month, Bank may, at its option, add such accrued interest to the principal of the Revolving Loan (as defined in the Loan Agreement). Notwithstanding anything herein to the contrary, upon an Event of Default or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Bank, bear interest at the Default Rate until paid.

       This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank pursuant to the Loan Agreement. This Note, the Loan Agreement, and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

       All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than any day on which commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

       Borrower agrees that the advance under this Note shall not be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

       Borrower agrees that upon the occurrence of any one or more Events of Default (as defined in the Loan Agreement), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourse available to the holder hereof, including but not limited to any such rights, remedies or recourse under the Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing.





PROMISSORY NOTE - PAGE 2

       The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourse of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right remedy or recourse of the holder hereof, or nullify any prior exercise of any such right remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

       This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of TEX. REV. CIV. STAT. ANN. art. 5069-1.04, as amended, for the purpose of determining the





PROMISSORY NOTE - PAGE 3

Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under such Article 5069-1.04, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

       To the extent that TEX.REV.CIV.STAT.ANN.art.5069-1.04, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest the law permitting the greatest interest shall apply.

       If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

       Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

       THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

                                     BORROWER:

                                     ADVANCED TELEMARKETING
                                     CORPORATION

                                     By: /s/ JERRY L. SIMS, JR.
                                        -----------------------------------
                                     Name: Jerry L. Sims, Jr.
                                           --------------------------------
                                     Title: Secretary
                                           --------------------------------





PROMISSORY NOTE - PAGE 4

                                   EXHIBIT C

                     Real Property Descriptions and Owners

8001 Bent Branch
Irving, Texas 75063
Owner: Royal Tech Properties, Ltd.
       16051 Addison Rd., Suite 200
       Dallas, Texas 75248

10935 Estate Lane
Suites 350, 375 & 400
Dallas, Texas 75238
Owner: Dallas Lyndon Corporation
       10925 Estate Lane, Suite 100
       Dallas, Texas 75238

7801 Mesquite Bend Drive
7803 Mesquite Bend Drive
7805 Mesquite Bend Drive
Irving, Texas 75063
Owner: Emerson Partners
       1760 Noel Rd., Suite 317, LB:2D
       Dallas, Texas 75240

4135 Beltline Road
Addison, Texas 75244
Owner: Addition SSBA Joint Venture
       16601 Addison Road, Suite 107
       Dallas, Texas 75248

55 Hawthorne Street, 6th & 7th Floors
San Francisco, California 94105
Owner: La Conexion
       c/o Sprint-United Management-Corporate Real Estate
       903 East 104th Street
       Kansas City, Missouri 64131